EXHIBIT 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORTS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

To the best of their knowledge the undersigned hereby certify that the Quarterly Report on Form 10-Q of RPC, Inc. for the period ended September 30, 2026, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. Sec. 78m) and that the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of RPC, Inc.

/s/ Ben M. Palmer
Date: October 29, 2026	Ben M. Palmer
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Michael L. Schmit
Date: October 29, 2026	Michael L. Schmit
Vice President, Chief Financial Officer and Corporate Secretary
(Principal Financial and Accounting Officer)